BANK LEUMI USA
MEMBER FDIC

FIXED RATE PROMISSORY NOTE

New York, N.Y April 29, 2009

$120,000

On July 1, 2009, Elk Associates Funding Corporation promise(s) to pay to the order of BANK LEUMI USA (“Bank”), One Hundred Twenty Thousand and 00/100  Dollars at the Bank at 1400 Broadway N.Y., NY with interest at a per annum which shall be equal to 4.10% per annum.

Interest shall be computed on the basis of a 360 day year and shall be payable at the end of each month and at maturity, but the foregoing provision shall not be deemed to change the maturity of this Note if payable on demand.  In no event shall interest exceed the maximum legal rate permitted for the maker.

In the event that any other Liabilities (as hereinafter defined) of maker to the Bank are due at any time that the Bank receives a payment from maker on account of this Note or any such other Liabilities of maker, the Bank may apply such payments to amounts due under this Note or any such other Liabilities in such manner as the Bank, in its discretion, elects, regardless of any instructions from maker to the contrary.

Each maker authorizes (but shall not require) the Bank to debit any account maintained by the maker with the Bank, at any date on which the payment of principal or of interest on any of the Liabilities is due, in an amount equal to any unpaid portion of such payment. If the time for payment of principal of or interest on any of the Liabilities or any other money payable hereunder or with respect to any of the Liabilities becomes due on a day on which the Bank's offices are closed (as required or permitted by law or otherwise), such payment shall be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment. All payments by any maker of this Note on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

All Property (as hereinafter defined) held by the Bank shall be subject to a security interest in favor of the Bank as security for any and all Liabilities.  The term “Property” shall mean the balance of every deposit account of the  with the Bank or any of the Bank’s nominees or agents and all other obligations of the Bank or any of its nominees or agents to the maker, whether now existing or hereafter arising, and all other personal property of the maker (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes of which it was delivered.  The term “Liabilities” shall mean the indebtedness evidenced by this Note and all other indebtedness, liabilities and obligations of any kind of the maker (or any partnership or other group of which the maker is a member) to (a) the Bank, (b) any group of which the Bank is a member, or (c) any other person if the Bank has a participation or other interest in such indebtedness, liabilities or obligations, whether (i) for the Bank’s own account or as agent for others, (ii) acquired directly or indirectly by the Bank from the maker or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or (iv) incurred by the maker as principal, surety, endorser, guarantor or otherwise, and including without limitations all expenses, including attorneys’ fees, incurred by the Bank in connection with any such indebtedness, liabilities or obligations or any of the Property (including any sale or other disposition of the Property).

The Bank or holder hereof shall not be obligated to exercise any authority or right granted to it hereunder and shall not be liable for any action taken or omitted or the manner of taking any action (including without limitation with respect to the care of the Property by the Bank or holder hereof), except for its willful misconduct, and in no event for consequential damages.

Upon the happening, with respect to any maker or guarantor of this Note or any assets of any such maker or guarantor, of any of the following events: death of the maker or guarantor or any member of the maker or guarantor (if a partnership); the failure to furnish the Bank with any requested information or failing to permit inspection of books or records by the Bank or any of its agents; the making of any misrepresentation to the Bank in obtaining credit for any of them; dissolution (if a corporation or partnership); the making of a mortgage or pledge; the commencement of a foreclosure proceeding; default in the payment of principal or interest on this Note or in the payment of any other obligation of any said maker or guarantor held by the Bank or holder thereof or in the performance or observance of any covenant or agreement contained in the instrument evidencing such obligation; default in the payment of principal of or interest on any indebtedness for borrowed money owed to any other person or entity (including any such indebtedness in the nature of a lease) or default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which default is to cause or permit any holder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof); a change in the financial condition or affairs of any of them which in the opinion of the Bank or subsequent holder hereof materially reduces his, their or its ability to pay all of his, their or its obligations; the suspension of business; the making of an assignment for the benefit of creditors, or the appointment of a trustee, receiver or liquidator for the maker or guarantor or for any of his, its or their property, or the commencement of any proceedings by the maker or guarantor under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute (including, if the maker or guarantor is a partnership, its dissolution pursuant to any agreement or statute), or the commencement of any such proceedings without the consent of the maker or guarantor, as the case may be, and such proceedings shall continue undischarged for a period of 30 days; the sending of notice of an intended bulk sale; the entry of judgments or any attachment, levy or execution against any of his, their or its properties shall not be released, discharged, dismissed, stayed or fully bonded for a period of 30 days or more after its entry, issue or levy, as the case may be; or the issuance of a warrant of distraint or assertion of a lien for unpaid taxes, this Note, if not then due or payable on demand, shall become due and payable immediately without demand or notice and all other debts or obligations of the makers hereof to the Bank or holder hereof, whether due or not due and whether direct or contingent and howsoever evidenced, shall, at the option of the Bank or holder hereof, also become due and payable immediately without demand or notice. After this Note becomes due, at stated maturity or on acceleration, any unpaid balance hereof shall bear interest from the date it becomes due until paid at a rate per annum 3% above the rate borne by this Note when it becomes due or, if such rate shall not be lawful with respect to the undersigned, then at the highest lawful rate. The liability of any party to commercial paper held by the Bank or holder hereof, other than the makers hereof, shall remain unaffected hereby and such parties shall remain liable thereon in accordance with the original tenor thereof. Each maker agrees that if an attorney is retained to enforce or collect this Note or any other obligations by reason of non-payment of this Note when due or made due hereunder, a reasonable attorneys' fee shall be paid in addition, which fees shall be computed as follows: 15% of the principal, interest and all other sums due and owing to the Bank or holder or the reasonable value of the attorneys' services, whichever is greater.

This Note shall be governed by the laws of the State of New York and shall be binding upon the maker and the maker's heirs, administrators, successors and assigns. THE MAKER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT LOCATED IN NEW YORK CITY OVER ANY ACTION OR PROCEEDING ARISING OUT OF ANY DISPUTE BETWEEN THE MAKER AND THE BANK, AND THE MAKER FURTHER

IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY OF SUCH PROCESS TO THE MAKER AT THE ADDRESS SET FORTH BELOW. IN THE EVENT OF LITIGATION BETWEEN THE BANK AND THE MAKER OVER ANY MATTER CONNECTED WITH THIS NOTE OR RESULTING FROM TRANSACTIONS HEREUNDER, THE RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED BY THE BANK AND THE MAKER. THE MAKER ALSO WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE. The Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of arty provision of this Note nor consent to any departure by maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

The rights and remedies of the Bank provided for hereunder (including but not limited to the right to accelerate Liabilities of maker and to realize on any security for any such Liabilities) are cumulative with the rights and remedies of the Bank available under any other instrument or agreement or under applicable law.

The undersigned, if more than one, shall be jointly and severally liable hereunder.

Elk Associates Funding Corporation

(Name of maker)

(Name of maker continued)

By /s/Gary Granoff

     Gary Granoff, President

/s/Silvia M. Mullens

Silvia M. Mullens, Executive Vice President

747 Third Avenue

New York, NY  10017

(Address)

Bank Leumi USA

Member FDIC

PLEDGE AND ASSIGNMENT OF BANK DEPOSITS/ACCOUNTS

For VALUE RECEIVED, and in order to induce BANK LEUMI USA (together with its successors and assigns, the “Bank”) to extend or continue to extend credit to Elk Associates Funding Corporation (the “Borrower”) the undersigned hereby pledges, assigns, transfers and delivers to Bank all of the undersigned’s right, title, and interest in and to (a) all bank accounts and or deposits and/or choses in action with respect thereto that are

(i)

Maintained at the Bank; PROVIDED HOWEVER, THAT IF SCHEDULE A BELOW IS COMPLETED AND INITIALED BY BOTH THE BANK AND THE UNDERSIGNED, THIS PLEDGE AND ASSIGNEMNT SHALL NOT INCLUDE THOSE ACCOUNTS OR DEPOSITS MAINTAINED AT THE BANK WHICH ARE SPECIFICALLY IDENTIFIED IN SCHEDULE A; and

(ii)

Maintained at any other financial institution (“Bank of Account”) specifically identified in Schedule B below completed and initialed by both the bank and the undersigned

(collectively, the “Accounts”); (b) all certificates, confirmations, receipts, passbooks, if any, and other instruments evidencing the Accounts or any deposits therein, and (c) all moneys now on deposit and hereafter deposited to the credit of the Accounts, including all interest thereon now due or hereafter becoming due, which Accounts, instruments, passbooks, if any (together with any renewals or replacements thereof), moneys, and chooses in action are to be held by the Bank as collateral security for any and all debts, liabilities, and obligations of the Borrower to the Bank (or to any group of which the Bank is a member or any other person if the Bank has a participation or other interest in such liabilities or obligations), whether for the Bank's own account or as agent for others, acquired directly or indirectly by the Bank from the undersigned, the Borrower or others, and whether absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising or incurred by the Borrower as principal, surety, endorser, guarantor or otherwise, and including, without limitation, all expenses, including attorneys' fees, incurred by the Bank in connection with any such liabilities or obligations or any security therefor, including the Accounts (each, an "Obligation". and collectively, the "Obligations").

The undersigned hereby acknowledges and agrees that so long as any Obligations remain unpaid, no withdrawals may be made by the undersigned from any of the Accounts and that the pledge, assignment, and authorization herein above given is coupled with an interest and shall have priority over any and all claims which the undersigned or any other person or entity mayor could have or assert at any time.

The undersigned represents and warrants that the undersigned has not made any prior assignment or pledge of any of the Accounts or any of the moneys therein or proceeds thereof or the chooses in action with respect thereto, that the undersigned is the sole owner of each of the Accounts and any instruments evidencing the same and that no other person or entity has any claim or right thereto or any lien thereon. The undersigned further irrevocably and unconditionally authorizes and empowers the Bank to take the following actions at any time and from time to time, without prior notice to or consent from the undersigned and without releasing or affecting this pledge and assignment and the undersigned's liability hereunder: (a) demand and receive payments on the Accounts and give releases, receipts, and acquittances therefor, (b) effect one or more withdrawals from the Accounts as may be required to pay wholly or partially any Obligations at any time outstanding, and (c) apply the amounts withdrawn on account of the Obligations, irrespective of the genuineness, validity, or enforceability of any documents relating to the Obligations or of the undersigned's liabilities in respect thereof and of the existence, validity or value of any security. In this connection it is further understood and agreed that any interest on deposits in the Accounts shall be accumulated and retained in the Accounts.

The undersigned agrees to deliver to the Bank all certificates, confirmations, receipts, passbooks, and instruments relating to the Accounts. The undersigned further agrees to execute and deliver such other documents and take such other actions as the Bank may from time to time reasonably request in connection with, and in order to carry out the terms of, this Pledge and Assignment, including, without limitation, the placing of legends or notices on any instruments or other documents evidencing or relating to the Accounts or any deposit therein.

The Bank may at any time and from time to time (whether or not after revocation or termination of this Pledge and Assignment) without the consent of or notice to the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the Bank's security interest in the Accounts, upon or without any terms or conditions and in whole or in part:

(1)

change the manner, place. or terms of payment, ,and/or change or extend the time of payment of, renew, or alter any Obligation of the Borrower, any collateral therefor, or any liability incurred directly or indirectly in respect thereof, and the security interests herein granted shall apply to the Obligations of the Borrower as so changed, extended, renewed, or altered;

(2)

sell, exchange, release, surrender, realize upon, or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations hereby secured or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(3)

exercise or refrain from exercising any rights against the Borrower or others (including the undersigned) or otherwise act or refrain from acting;

(4)

settle or compromise any Obligation hereby secured, any collateral therefore, or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof (including, without limitation, the liability of any guarantor), and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Bank and the undersigned; and

(5)

 apply any sums by whomsoever paid or howsoever realized to any Obligation or Obligations of the Borrower to the Bank in any order regardless of what Obligation or Obligations of the Borrower remain unpaid.

If any term, condition, or provision of this Pledge and Assignment or any other document executed in connection herewith or in connection with any of the Obligations or Accounts is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition, or provision of this Pledge and Assignment or such other agreement or document.

This Pledge and Assignment shall be governed by the laws of the State of New York and shall be binding upon the undersigned and the undersigned's heirs, administrators, successors, and assigns. The undersigned hereby irrevocably submits to the jurisdiction of any New York State or Federal Court located in New York City over any action or proceeding arising out of any dispute between the undersigned and the Bank, and the undersigned further irrevocably consents to the service of any process in any such action or proceeding by the mailing of a copy of such process to the undersigned at the address set forth below. In the event of litigation between the Bank and the undersigned over any matter connected with or relating to this Agreement, the right to a trial by jury is hereby waived by the Bank and the undersigned. The undersigned also waives the right to interpose any set-off or counterclaim of any nature. A waiver by the Bank, in one or more instances, of any of the terms and provisions of the Pledge and Assignment shall be in writing shall apply to the particular instance or instances, and at the particular time or times only, and shall not be deemed to be a continuing waiver.

The undersigned, if more than one, shall be jointly and severally liable hereunder, and all provisions hereof regarding the Obligations or the Accounts shall apply to any Obligations or any Accounts of any or all of them. If the undersigned is a corporation, this Pledge and Assignment shall be binding upon any other corporation into or with which the undersigned shall be merged, consolidated, reorganized, or absorbed or which shall acquire the undersigned's business or all or substantially all of its assets. If the undersigned is a partnership, the members thereof shall also be individually bound and liable hereunder, and this Pledge and Assignment shall continue in force not withstanding any change or termination of such partnership, whether such change occurs due to death, retirement, or otherwise.

Dated:  April 29, 2009

Elk Associates Funding Corporation

(individuals sign below)

(Corporations or Partnerships sign below)

By:/s/ Gary Granoff

Gary Granoff, President

By:/s/ Silvia M. Mullens

Silvia Mullens, Executive Vice President

747 Third Avenue, N.Y., NY

Schedule A

Accounts maintained at the Bank Not Pledged and Assigned

[Blank]